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                                                                  EXHIBIT 10.12




NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, UNLESS REGISTERED, MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.





                      WARRANT TO PURCHASE SHARES OF COMMON
                 STOCK OF SUNSHINE MINING AND REFINING COMPANY


                 This certifies that Neuberger & Berman, LLC, as nominee (the "Holder"), for value received, is entitled to purchase from Sunshine Mining and Refining Company, a Delaware corporation (the "Company"), seven hundred ninety-five thousand (795,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Stock"), at the Stock Purchase Price (as defined herein) at any time or from time to time on or after the Commencement Date (as defined below) but not later than 5:00 p.m. (New York time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 5956 Sherry Lane, Suite #1621, Dallas, Texas 75202 (or at such other location as the Company may advise Holder in writing) of this Warrant with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, certified or bank check or wire transfer of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and, in certain instances, the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Commencement Date" means the date on which none of the Senior Convertible Promissory Notes (the "Notes") issued pursuant to the Purchase Agreement referred to below remain outstanding. "Expiration Date" means the earlier of (i) November 24, 2002, or (ii) the occurrence of an event which causes termination of this Warrant under clause (d) of Section 3.6; provided, however, if for the 90 days prior to November 24, 2002 the Registration Statement (as defined in the Registration Rights Agreement referred to below) was not continuously effective (other than black-outs not exceeding 10 days in the aggregate and other than the last three business days prior to November 24,
2002), then the November 24, 2002 date shall be extended until such Registration Statement has been continuously effective for 90 days (other than such black-outs). This Warrant is issued pursuant to the Purchase Agreement, dated as of November 24, 1997, among the Company, the Holder and certain other persons (the "Purchase Agreement").

                 This Warrant is subject to the following terms and conditions:

                 1. Exercise; Issuance of Certificates; Payment for Shares. Subject to compliance with the conditions set forth herein, this Warrant is exercisable at the option of Holder at any time or from time to time on or after the Commencement Date but not later than the Expiration Date for all or a portion of the shares of Stock which may be purchased
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hereunder.  The Company agrees that the shares of Stock purchased under this
Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time (but in no event more than ten days) after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 6. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

                 2. Shares to be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant (the "Warrant Shares") will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Stock for such exercise. Notwithstanding anything to the contrary in this Warrant, in the event that the shares of Stock to be issued upon exercise of this Warrant, in whole or in part, would, upon issuance, exceed the Maximum Number (as defined in the Notes), the Company shall, in lieu of issuing such shares, pay to the Holder an amount equal to the difference between the Stock Purchase Price and the Closing Bid Price (as defined in the Notes) on the date of exercise for each share that would otherwise be issuable upon such exercise.

                 3. Adjustment of Stock Purchase Price; Number of Shares. The Stock Purchase Price shall be equal to 110% of the Conversion Price last in effect under the Notes. If, as a result of an adjustment pursuant to
Section 6.1(a) of the Notes or otherwise, there are different Conversion Prices in effect for different portions of the Notes, then the Stock Purchase Price shall be 110% of the lowest Conversion Price pursuant to the Notes.

                 Upon any adjustments of the Stock Purchase Price based on any adjustment to the Conversion Price of the Notes pursuant to Section 6.2 of the Notes only, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustments, the number of shares obtained by multiplying the Stock Purchase Price without giving effect to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustments, and dividing the product thereof by the Stock Purchase Price resulting from such adjustments.

                 In case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation) or the sale of all or substantially all of the assets of the Company to another





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corporation, this Warrant thereafter shall be exercisable into the kind and amount of shares of stock or other securities or property to which a Holder of the number of shares of the Company's Common Stock issuable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions in this Section 3, to the end that the provisions set forth in this
Section 3 (including provisions with respect to changes in and adjustments of the number of shares of Common Stock into which this Warrant is exercisable) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                          3.1     Notice of Adjustment.  On or immediately
after the Commencement Date, the Company shall give written notice thereof and of the Stock Purchase Price then in effect, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Commencement Date and the Stock Purchase Price resulting from any adjustment of the Stock Purchase Price and, if applicable, the increase or decrease in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                          3.2     Other Notices.  If at any time:

                          (a)     the Company shall propose to declare any cash
dividend upon its Stock;

                          (b)     the Company shall propose to declare or make
any dividend or other distribution to the holders of its Stock, whether in cash, property or other securities;

                          (c)     the Company shall propose to effect any
reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the assets of the Company; or

                          (d)     the Company shall propose to effect a
voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding- up, at least 30 days' written notice of the date when the same shall take place. Upon the occurrence of an event described in clause
(c), the holder of this Warrant shall be entitled thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock or other securities or assets which the holder would have been entitled to receive after the occurrence of such event had





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this Warrant been exercised immediately prior to such event; and in any such case, appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Warrant (including, without limitation, provisions with respect to changes in and adjustments of the Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, or other securities or assets, thereafter deliverable upon the exercise of this Warrant. The Company will not effect any of the transactions described in clause (c) above unless, prior to the consummation thereof, each person (other than the Company) that may be required to deliver any cash, stock, securities or other assets upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (x) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of any such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (y) the obligation to deliver to such holder such cash, stock, securities or other assets as such holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the occurrence of an event described in clause (d), this Warrant shall terminate. The provisions of this Section 3.2 shall similarly apply to successive transactions.

                 4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of this Warrant shall be made without charge to the holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

                 5. No Voting Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

                6. Restrictions on Transferability of Securities; Compliance With Securities Act.

                          6.1     Restrictions on Transferability.
Notwithstanding anything in this Warrant to the contrary, neither any of the Warrants nor any of the shares of Stock issuable upon exercise of any of the Warrants shall be transferable, except upon compliance by the Holder with any applicable provisions of the Securities Act and any applicable state securities or blue sky laws.

                          6.2     Restrictive Legend.  Each certificate
representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (except with respect to the Warrant Shares only until such Shares are registered pursuant to the Registration Rights Agreement executed and delivered pursuant to the Purchase Agreement) be stamped or





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otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH LAWS AND RULES AND REGULATIONS THEREUNDER.


                          6.3     Effect of Transfer.  Subject to the
provisions of Section 6.1 hereof and this section 6.3, the Holder may transfer all or any portion of this Warrant by surrendering this Warrant to the Company together with a completed assignment in the form attached hereto as Exhibit B. Upon such surrender, the Company shall deliver a new Warrant or Warrants to the person or persons entitled thereto and, if applicable, shall deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder. The term "Holder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with this Section 6.3. The Holder may assign this Warrant to any other Holder of the Warrants or to any affiliate (as defined under the Securities Exchange Act of 1934) of the Holder, but shall not assign this Warrant to any other person without the consent of the Company, which consent shall not be unreasonably withheld and which consent shall be deemed given if not denied within three (3) business days of receipt of a notice requesting consent. Notwithstanding the foregoing, this Warrant may not be assigned or transferred, in whole or in part, if as a result of such assignment or transfer, there would be more than an aggregate of 10 Holders of this Warrant (or portions hereof) and the other Warrants (or portions thereof) issued pursuant to the Purchase Agreement. Any transfer or assignment in contravention of this Section shall be null and void.

                 7. Registration Procedures. The Warrant Shares constitute "Registrable Securities" as defined in Section 1 of the Registration Rights Agreement and shall be entitled to registration rights in accordance with such Agreement.

                 8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                 9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant. Any notice given by personal delivery shall be deemed given upon receipt, and any notice given by certified or registered mail shall be deemed given five days after registration or certification thereof, as the case may be.

                 10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and





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do not constitute a part of this Warrant.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to rules governing conflicts of law.

                 11. Lost Warrants or Stock Certificates. The Company represents and warrants to, and agrees with, the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

                12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant.





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                 IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by an officer, thereunto duly authorized this 24th day of November, 1997.


                                        SUNSHINE MINING AND REFINING COMPANY



                                        By:      /s/ WILLIAM W. DAVIS
                                              ---------------------------------
                                        Name:    William  W. Davis
                                        Title:   Executive Vice President
                                                 and Chief Financial Officer






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                              FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: ___________________________


                 The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________ (_______) shares of Common Stock, par value $.01 per share (the "Stock"), of Sunshine Mining and Refining Company (the "Company") and herewith makes payment of _________________ _____________________________ Dollars ($__________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ____________________________________________________________________, whose address is ____________________________________________________________________.

                 The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the undersigned is acquiring such Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a Registration Statement under the Securities Act).


DATED:
      ---------------

                                        ---------------------------------------
                                        (Signature must conform in all
                                        respects to name of holder as specified
                                        on the face of the Warrant)


                                        ---------------------------------------

                                        ---------------------------------------
                                                        (Address)
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                                                                       EXHIBIT B

                             FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the attached Warrant.)


                 FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto ___________________________ a Warrant to Purchase ____________ shares of Common Stock, par value $.01 per share, of Sunshine Mining and Refining Company (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.



DATED:
      ---------------

                                        Signature:
                                                  ----------------------------


                                   NOTICE

                 This signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.